Exhibit 10.18

SURETY AGREEMENT

To induce NOVA Business Credit, a division of NOVA Bank, with an office at 1235 Westlakes Drive, Suite 420, Berwyn, Pennsylvania, 19312  (the “Lender”) to make or maintain loans, extensions of credit or other financial accommodations to, or for the account of WLG (USA) LLC  and World Commerce Services, L.L.C. both limited liability companies, with principal places of business at 920 East Algonquin Road, Suite 120, Schaumburg, Illinois 60173  (each a “Borrower”, and collectively, the “Borrowers”) or to third parties based on the endorsement, guaranty or other accommodation of the Borrowers, and in consideration of such loans, extensions or financial accommodations heretofore or hereafter made, and due to the close business and financial relationship between Borrowers and the undersigned, whereby it is in the direct interest and benefit of the undersigned, and for other good and valuable consideration received the undersigned, WLG Inc., with an address at 920 East Algonquin Road, Suite 120, Schaumburg, Illinois 60173  (the “Surety”), intending to be legally bound, guarantees to the Lender, and becomes surety for, the full and prompt payment when due, at maturity or by acceleration upon default or other provisions of any related promissory note, agreement, or other document or instrument (collectively, the “Debt Instruments”) executed by the Borrowers in connection therewith, of all indebtedness and all other liabilities and indebtedness (direct or indirect, absolute or contingent, primary or secondary, voluntary or involuntary, matured or unmatured, or joint, several or individual), whether now existing or hereinafter incurred, of the Borrowers to the Lender, including interest thereon and fees, expenses, and charges in connection therewith (collectively, the “Indebtedness”) and the prompt performance by the Borrowers of all agreements and undertakings to the Lender set forth in the Debt Instruments.

The obligation of the Surety under this Surety Agreement is absolute and unconditional and the Lender may, at its sole discretion, enforce such obligation against the Surety without first being required to pursue any rights or remedies available to it against the Borrowers, or either of them or any collateral held for the Indebtedness or against any other person liable to the Lender.

The Surety absolutely and unconditionally waives: (a) notice of the acceptance of this Surety Agreement and notice of the incurrence from time to time of additional Indebtedness; (b) notice of default by the Borrowers, or either of them under any Debt Instrument; (c) any other notices to which the Surety may be entitled but which may be legally waived; (d) any disability of or defense available to the Borrowers, or either of them; and (e) any defense based on suretyship or any other circumstance which might constitute a legal or equitable discharge of the Surety.

The Surety agrees that the Lender may, at any time or from time to time in its sole discretion, without further notice to or consent from the Surety or impairment of discharge of the obligation of the Surety:  (a) extend or change the time of payment, or the manner, place, or terms of payment, of all or any part of the Indebtedness; (b) exchange, release, or surrender all or any part of any collateral held by the Lender as security for the Indebtedness; (c) sell, collect, or otherwise dispose of any such collateral at public or private transactions, and become the purchaser of such collateral, free and clear of any interest in the collateral on the part of the Surety and apply the net proceeds of any such sale or disposition to the Indebtedness in the order selected by the Lender, it being understood that the Lender shall not be under any obligation to marshall any such collateral in favor of the Surety or with respect to any Indebtedness; (d) settle or compromise with the Borrowers, or either of them or any other person liable thereon, all or any part of the Indebtedness, or enter into or consent to any arrangement or reorganization involving the Borrowers, or either of them or any such other person under state or federal bankruptcy or insolvency laws or by agreement among creditors or subordinate the payment of all or any part of the Indebtedness to the payment of any other indebtedness of the Borrowers, or either of them; and (e) take or refrain from taking any action deemed to be in its best interest with respect to the Indebtedness, the Borrowers, or either of them, its property or with respect to any person liable for the Indebtedness.

The obligation of the Surety under this Surety Agreement shall not be terminated or affected in any manner by a termination of the obligation of any other person or by any change in the status of the Borrowers, or either of them or the Surety, whether by death, liquidation, merger, bulk sale, change in ownership, or otherwise.

No invalidity, irregularity or unenforceability of all or any part of the Indebtedness hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guarantee.  The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Borrowers, or either of them.  This guarantee is a continuing one and all Indebtedness to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.  The books and records of Lender shall be admissible as prima facie evidence of the Indebtedness.  Revocation or termination by, or complete or partial release for any cause of, any one or more of the remainder of the undersigned or of the Borrowers, or either of them, or of any one liable in any manner for the Indebtedness hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof or hereof, or the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporations, shall not affect the others who do not give notice as provided herein nor shall termination by operation of law or otherwise as to any of the undersigned, affect or diminish the liability of any of the others of the undersigned hereunder.

The Surety irrevocably waives any and all rights the Surety may have and any time (whether arising directly or indirectly, by operation of law or contract or otherwise) to assert any claim against the Borrowers, or either of them on account of payments made under this Surety Agreement, including without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution, or indemnity.  Subject to the foregoing, the Surety subordinates to the payment in full of the Indebtedness any claim to payment now or hereafter held by the Surety against the Borrowers, or either of them or against any other person directly or indirectly liable for the Indebtedness.

This Surety Agreement and the obligation of the Surety shall be reinstated, if at any time payment of any part of the Indebtedness is rescinded or must otherwise be restored or returned by the Lender, with the same force and effect as though such payment had not been made.  A good faith determination by the Lender whether a payment must be restored or returned by the Lender shall be binding upon the Surety.

The Surety agrees to furnish to Lender: (a) not later than ninety (90) days after the close of each calendar year, financial statements of Surety, in form and content acceptable to Lender; (b) within 10 days of filing, copies of Surety’s federal tax returns (together with all schedules) or extensions requested by Surety; and (c) such other financial information regarding Surety as Lender may, from time to time, require;

To secure the liability of the Surety under this Surety Agreement, the Lender shall have and is granted a continuing lien upon and security interest in and right of set-off with respect to all sums now or hereafter owing by the Lender to the Surety by reason of deposits maintained with the Lender or otherwise, and all assets of the Surety now or hereafter in possession of the Lender or with respect to which the Lender now holds or hereafter acquires a lien, mortgage, or security interest for any reason.

In addition to the Indebtedness, the Surety agrees to pay to the Lender all collection costs, including without limitation attorneys’ fees, incurred by the Lender in the liquidation of collateral or in the course of collection of the Indebtedness, as against the Borrowers, or either of them or any person, including without limitation the Surety, primarily or secondarily liable thereon.  If judgment is entered against the Surety in any collection proceeding, the Surety shall pay the Lender, in addition to principal, interest, and other recoverable sums then due, reasonable attorneys’ fees equal to ten percent (10%) of the amount of such judgment (but not less than $10,000), together with disbursements of counsel and costs of suit, such sums to be included in, and recovered as part of, such judgment.

The obligation of the Surety under this Surety Agreement shall apply with respect to all future Indebtedness as and when same shall arise and may be discontinued as to the Surety with respect to the Indebtedness thereafter arising, only upon payment finally and in full of the Indebtedness.

The Surety acknowledges and agrees that no promises, representations, agreements, conditions, or covenants have been made relating to this Surety Agreement other than those contained in this Surety Agreement, and agrees that no modifications or waiver of the terms of this Surety Agreement shall be binding on the Lender unless in writing signed by the Lender.

UPON DEFAULT IN THE PAYMENT WHEN DUE OF ANY INDEBTEDNESS, OR UPON THE OCCURRENCE OF AN EVENT WHICH WOULD ENTITLE THE LENDER TO IMMEDIATE PAYMENT OF ALL OR ANY PART OF THE INDEBTEDNESS, THE SURETY IRREVOCABLY AUTHORIZES THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE SURETY FOR ANY AND ALL AMOUNTS UNPAID ON SUCH INDEBTEDNESS, INCLUDING INTEREST THEREON TO DATE OF PAYMENT (SUCH AMOUNT AND THE OCCURRENCE OF SUCH DEFAULT OR EVENT TO BE AS EVIDENCED BY A COMPLAINT OR AN AFFIDAVIT SIGNED BY AN OFFICER OF THE LENDER) TOGETHER WITH FEES OF COUNSEL, DISBURSEMENTS, AND COSTS OF SUIT, AS SET FORTH ABOVE, RELEASING ALL ERRORS AND WAIVING RIGHTS OF APPEAL.  IF A COPY OF THIS SURETY AGREEMENT, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY.  THE SURETY WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT.  NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER MAY ELECT UNTIL ALL SUMS DUE UNDER THIS SURETY AGREEMENT SHALL HAVE BEEN PAID IN FULL.

No failure or delay on the part of the Lender in exercising any right, remedy, or power under this Surety Agreement shall operate as a waiver of such right, remedy, or power; nor shall any single or partial exercise of any right, remedy, or power preclude any other or further exercise thereof or the exercise of any other rights, remedy, or power.  Any failure by the Lender to insist upon strict performance of this Surety Agreement shall not constitute a relinquishment of its right to demand strict performance at another time.

THE SURETY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SURETY AGREEMENT, OR ANY PROCEEDING IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SURETY AGREEMENT, AND THE SURETY AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

THE SURETY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF THE COMMONWEALTH OF PENNSYLVANIA FOR THE DETERMINATION OF ANY CONTROVERSY ARISING UNDER OR IN CONNECTION WITH THIS SURETY AGREEMENT.  THE SURETY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS IN AN ACTION IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF PENNSYLVANIA AND AGREES THAT ALL SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

This Surety Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, and shall bind the Surety and the Surety’s, heirs, personal representatives, successors and assigns, and inure to the benefit of the Lender and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has duly executed this Surety Agreement this 24th day of February, 2010.

WITNESS:	SURETY:

WLG Inc.

/s/ Mary D. McAleer	/s/ David L. Koontz
By: David L. Koontz
Its: Chief Financial Officer